CRYPTOCURRENCY ASSETS	6 Months Ended
Jun. 30, 2022
Indefinite-lived Intangible Assets [Line Items]
CRYPTOCURRENCY ASSETS

6.    CRYPTOCURRENCY ASSETS

The movement of cryptocurrency assets is as follows:

	For the year ended	For the six months
	December 31, 2021	ended June 30, 2022
	US$	US$
Beginning balance	—	55,077
Receipts from issuance of ordinary shares for private placement	19,289	—
Cryptocurrencies acquired in connection with business combination	73,184	—
Cryptocurrencies borrowing	10,222	—
Cryptocurrencies mined from mining pool business	1,275,238	450,809
Cryptocurrencies mined from mining business	39,013	37,938
Cryptocurrency to be distributed for promotion activities on behalf of a third party	3,179	—
Deposits received from customers of mining data center	3,965	4,155
Distribution to pool participants	(1,282,143)	(468,151)
Repayment of deposit in the form of cryptocurrencies	(6,586)	—
Repayment of cryptocurrencies borrowings	(6,523)	—
Payment of service expense and long-lived assets	(2,295)	(4,991)
Cryptocurrencies paid in connection with asset acquisition	(1,731)	—
Disposal of cryptocurrencies*	(37,599)	(47,498)
Others	(379)	656
Impairment of cryptocurrency assets	(31,757)	(12,620)
Ending balance of cryptocurrency assets, net	55,077	15,375

* In January 2022, the Company entered into a loan agreement and a pledge agreement for one year, pursuant to which the lender agreed to lend to the Company funds equal to approximately US$6,306,which was 65% of the current fair market value of 4,000 Ethereum, with a fixed interest rate of 3.25% per annum. In June 2022, the loan has been fully settled by rendering the pledged Ethereum to the lender. Disposal of cryptocurrencies for the six months ended June 30, 2022 included the carrying amount of the pledged Ethereum of US$9,628 rendered to the lender and the Group recorded a loss on disposal of cryptocurrencies in the amount of approximately US$3,322.